UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2004

OGLEBAY NORTON COMPANY

(Exact name of Registrant as specified in charter)

Ohio	000-32665	34-1888342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

North Point Tower 1001 Lakeside Avenue, 15th Floor Cleveland, OH	44114-1151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (216) 861-3300

N/A

(Former name or former address, if changed since last report)

ITEM 5.	Other Events.

On July 23, 2004, Oglebay Norton Company, an Ohio corporation, and its subsidiaries (the “Company”), filed a Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (the “Plan”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), for the resolution of the outstanding claims against and equity interests in the Company. A Second Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession (the “Disclosure Statement”) was filed with the Plan to provide a discussion of the Company’s history, business, results of operations, historical financial information, projections and properties, and to provide a summary of the Plan.

At a July 27, 2004 hearing, the Bankruptcy Court indicated that it would approve the Disclosure Statement upon final review and approval of certain modifications to the Disclosure Statement. On July 30, 2004, the Company filed the Plan, as modified, and the Disclosure Statement, as modified, with the Bankruptcy Court. The Disclosure Statement, as modified and filed with the Bankruptcy Court on July 30, 2004, was approved by the Bankruptcy Court on August 4, 2004.

Now that the Bankruptcy Court has approved the Disclosure Statement, as modified and filed with the Bankruptcy Court on July 30, 2004, the Company may begin to distribute it to creditors entitled to vote on the Plan, as modified and filed with the Bankruptcy Court on July 30, 2004, and thereby solicit such creditors’ votes on the Plan, as modified and filed with the Bankruptcy Court on July 30, 2004. The Company expects that the approved Disclosure Statement, as modified and filed with the Bankruptcy Court on July 30, 2004, will be mailed to creditors entitled to vote on the Plan, as modified and filed with the Bankruptcy Court on July 30, 2004, as soon as reasonably practicable. A hearing on the confirmation of the Plan, as modified and filed with the Bankruptcy Court on July 30, 2004, is currently scheduled for September 29, 2004.

Copies of the Plan and Disclosure Statement are attached as Exhibits 2.1 and 99.1 hereto, respectively, and are incorporated herein by reference. Copies of the Plan, as modified and filed with the Bankruptcy Court on July 30, 2004, and the Disclosure Statement, as modified and filed with the Bankruptcy Court on July 30, 2004, are attached as Exhibits 2.2 and 99.2 hereto, respectively, and are incorporated herein by reference.

Certain information in the Plan, the Plan as modified and filed with the Bankruptcy Court on July 30, 2004, the Disclosure Statement and the Disclosure Statement as modified and filed with the Bankruptcy Court on July 30, 2004, contains statements that are “forward-looking” in that they reflect the Company’s current views with respect to current events and financial performance. These forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment and a number of other risks, uncertainties and assumptions, all of which are difficult to predict and many of which are beyond the Company’s control. The Company believes that the following factors, among others, could affect its future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements made by it: (1) business and financial risks associated with its decision to file for protection under chapter 11 of the United States Bankruptcy Code; (2) its ability to restructure its debt, and the ability of such activities to provide adequate liquidity to sufficiently improve its financial position; (3) its ability to complete its cost reduction initiatives; (4) weather conditions, particularly in the Great Lakes region, flooding, and/or water levels; (5) fluctuations in energy, fuel and oil prices; (6) fluctuations in integrated steel production in the Great Lakes region; (7) fluctuations in Great Lakes and Mid-Atlantic construction activity; (8) economic conditions in California or population growth rates in the Southwestern United States; (9) the outcome of periodic negotiations of labor agreements; (10) changes in the demand for its products due to changes in technology; (11) the loss, insolvency or bankruptcy of major customers, insurers or vendors; (12) changes in environmental laws; (13) difficulty in hiring sufficient staff that is appropriately skilled and licensed, particularly for its vessel operations; and (14) an increase in the number and cost of asbestos and silica product liability claims filed against it and determinations by a court or jury against its interest.

The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The terms of the Plan, as modified and filed with the Bankruptcy Court on July 30, 2004, can ultimately affect the Company’s balance sheet going forward. No assurance can be given as to what claims or interests will be satisfied under the Plan, as modified and filed with the Bankruptcy Court on July 30, 2004 and in what manner. Accordingly, the Company urges that appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

This disclosure is not intended to be a solicitation of votes for any reorganization of the Company.

The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to Exhibits 2.1 or 2.2 to the Securities Exchange Commission upon request.

ITEM 7.	Exhibits.

(c)	Exhibits:

Number	Exhibit

2.1	Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, as filed with the United States Bankruptcy Court for the District of Delaware on July 23, 2004

2.2	Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, as modified and filed with the United States Bankruptcy Court for the District of Delaware on July 30, 2004

99.1	Second Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, as filed with the United States Bankruptcy Court for the District of Delaware on July 23, 2004

99.2	Second Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, as modified and filed with the United States Bankruptcy Court for the District of Delaware on July 30, 2004

99.3	Press release, dated July 27, 2004

ITEM 9.	Regulation FD Disclosure.

On July 27, 2004, the Company issued a press release announcing that in a July 27, 2004 hearing, the Bankruptcy Court indicated that it would approve the Disclosure Statement upon final review and approval of certain modifications to the Disclosure Statement. The Company announced that it intended to submit the requested modifications to the Bankruptcy Court as soon as possible.

Upon the Bankruptcy Court’s review and approval of the Disclosure Statement, as modified and filed with the Bankruptcy Court on July 30, 2004, the Company may commence the solicitation of creditors’ votes for approval of the Plan, an important next step toward the conclusion of the chapter 11 process. Bankruptcy Court approval of the Disclosure Statement, as modified and filed with the Bankruptcy Court on July 30, 2004, affirms that the document contains adequate information for creditors to evaluate the Plan, as modified and filed with the Bankruptcy Court on July 30, 2004.

The Company also announced that, in the hearing on July 27, 2004, the Bankruptcy Court also approved the Company’s request to extend to August 21 its exclusive period to file a reorganization plan and set the date for the plan of reorganization confirmation hearing for September 29.

A copy of the press release is attached as Exhibit 99.3 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLEBAY NORTON COMPANY

By:	/s/ JULIE A. BOLAND
Julie A. Boland
Vice President, Chief Financial Officer and Treasurer

Dated: August 10, 2004

INDEX TO EXHIBITS

Number	Exhibit

2.1	Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, as filed with the United States Bankruptcy Court for the District of Delaware on July 23, 2004

2.2	Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, as modified and filed with the United States Bankruptcy Court for the District of Delaware on July 30, 2004

99.1	Second Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, as filed with the United States Bankruptcy Court for the District of Delaware on July 23, 2004

99.2	Second Amended Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for the Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession, as modified and filed with the United States Bankruptcy Court for the District of Delaware on July 30, 2004

99.3	Press release, dated July 27, 2004